                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



      Date of Report (Date of earliest event reported):  December 7, 2001


                          SHEFFIELD STEEL CORPORATION
            (Exact name of registrant as specified in its charter)


Delaware                  33-67532                74-2191557
---------------           -------------           -------------------
(State or other           (Commission             (IRS Employer
jurisdiction of           File Number)            Identification No.)
incorporation)


                          220 North Jefferson Street
                            Sand Springs, OK  74063
                  ------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (918) 245-1335

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     On December 7, 2001, Sheffield Steel Corporation and its subsidiaries filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. The petition requesting an order for relief was filed in United States Bankruptcy Court, Northern District of Okalahoma, where the case is now pending before The Honorable Dana L. Rasure (Case No. 01-05508-R; 01-05509-R; and 01-05510). Sheffield Steel intends to continue operations while the reorganization plan is developed.

     A copy of the press release issued by Sheffield Steel Corporation on December 7, 2001 relating to the voluntary Chapter 11 petition is attached hereto as an exhibit.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
          EXHIBITS.

   (c)  Exhibits.

     Exhibit No.    Description
     ----------     -----------
        99.1        Press release, dated December 7, 2001, announcing the filing of a voluntary Chapter 11 petition by Sheffield Steel
                    Corporation.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SHEFFIELD STEEL CORPORATION



Date: December  12, 2001      /s/ James P. Nolan
                              ------------------------------
                              Name:  James P. Nolan
                              Title: President and Chief Operating Officer



Date: December 12, 2001       /s/ Stephen R. Johnson
                              -------------------------------
                              Name:  Stephen R. Johnson
                              Title: Vice President and Chief Financial Officer